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                                                                    EXHIBIT 10.2

                        THIRTEENTH AMENDMENT AND CONSENT

     THIRTEENTH AMENDMENT AND CONSENT dated as of May 1, 2002 (the "THIRTEENTH AMENDMENT") with respect to the Revolving Credit and Term Loan Agreement dated as of April 26, 1999 (as amended, the "CREDIT AGREEMENT") by and among Chart House Enterprises, Inc. (the "PARENT"), Chart House, Inc. (the "BORROWER"), the lending Institutions from time to time party thereto (collectively, the "BANKS") and Fleet National Bank (formerly known as BankBoston, N.A.), as Agent (the "AGENT").

                              W I T N E S S E T H:

     WHEREAS, pursuant to the Credit Agreement, the Banks have made Loans and other financial accommodations to the Borrower which remain outstanding; and

     WHEREAS, the Borrower has requested that the Agent and the Banks, and the Agent and the Banks are willing to, amend the Credit Agreement and consent to the Arizona Lease Modification (as defined below), but only on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     Section 1.1 DEFINED TERMS. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned in the Credit Agreement and the following terms shall have the following meanings:

     "ARIZONA ANGELO & MAXIES RESTAURANT" means that certain Angelo & Maxies restaurant located on the southwest corner of 24th Street and Camelback Road in Phoenix, Arizona.

     "ARIZONA LEASE MODIFICATION" means the modification of that certain Retail Space Lease Agreement dated as of April 28, 2000 relating to the Arizona Angelo & Maxies Restaurant pursuant to that certain Lease Modification Agreement by and among 24th and Camelback LLC, as landlord, Chart House Acquisition, Inc., as tenant, and Parent, as guarantor, substantially in the form attached hereto as Annex A.

     "EFFECTIVE DATE" shall have the meaning ascribed thereto in Article VI of this Thirteenth Amendment.

     "EGI (01)" means EGI-Fund (01) Investors, L.L.C.

     "EXCESS AP" shall have the meaning ascribed thereto in the Participation Agreement.

     "ACTUAL NET AVAILABILITY" shall have the meaning ascribed thereto in the Participation Agreement.

     "PARTICIPATION AGREEMENT" means that certain Participation Agreement dated as of October 22, 2001 (as amended, modified or restated from time to time) by and among EGI (01), the Agent and the Banks.

     "REPORTING DATE" means every Tuesday during the Reporting Period.

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     "REPORTING PERIOD" means the period from Tuesday, October 23, 2001 through and including Tuesday, August 30, 2002.

     "SUBSEQUENT PARTICIPATING AMOUNT" shall have the meaning ascribed thereto in the Participation Agreement.

     "TWELFTH AMENDMENT" means the Twelfth Amendment and Waiver dated as of October 22, 2001 among the parties hereto.

     "UNFUNDED EGI COMMITMENTS" means an amount equal to $500,000 MINUS the aggregate of all Subsequent Participating Amounts purchased by EGI pursuant to the Participation Agreement.

                                   ARTICLE II
                         AMENDMENTS TO CREDIT AGREEMENT

     Section 2.1 AMENDMENTS TO SECTION 1.1 (DEFINITIONS). (a) Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the definitions of "Revolving Credit Loan Maturity Date" and "Term Loan Maturity Date" and (ii) inserting the following definitions in their proper alphabetical order:

     "REVOLVING CREDIT LOAN MATURITY DATE" August 30, 2002.

     "TERM LOAN MATURITY DATE" August 30, 2002.

     Section 2.2 AMENDMENT TO SECTION 4.3.1 (TERM LOAN). Section 4.3.1 of the Credit Agreement is hereby amended by deleting said section in its entirety and inserting in lieu thereof the following:

     "The Borrower promises to pay to the Agent, for the ratable benefit of the Banks, the principal amount of the Term Loan in two (2) installments payable on the dates and in the amounts set forth below, with a final payment on the Term Loan Maturity Date in an amount equal to the unpaid balance of the Term Loan.

           Date                Amount
          -------------------------------
           June 28, 2002       $400,000
           July 31, 2002       $500,000"

                                   ARTICLE III
                                   AGREEMENTS

     Section 3.1 INTEREST. Anything to the contrary contained in the Credit Agreement or the Twelfth Amendment notwithstanding, during the period beginning on the Effective Date through and including the earlier of (a) August 30, 2002,
(b) the day prior to the date of the occurrence of an Event of Default or
(c) the date when all Obligations are paid in full in cash (the "THIRTEENTH AMENDMENT PERIOD"), the Loans shall bear interest at a rate PER ANNUM equal to the Base Rate plus 2.75%; it being understood that Eurodollar Rate Loans shall not be available during the Thirteenth Amendment Period.

     Section 3.2 LIMITATION ON REVOLVING CREDIT COMMITMENTS. The Borrower hereby acknowledges and agrees that, anything to the contrary contained in the Credit Agreement notwithstanding, to the extent the aggregate principal amount of outstanding Revolving Credit Loans is equal to or exceeds $19,000,000, the Agent and the Banks shall not be required to make Revolving Credit Loans unless and until (a) EGI (01) pays to the Agent, for the ratable benefit of the Banks, a Subsequent Participating

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Amount and (b) such Subsequent Participating Amount equals or exceeds the amount of Revolving Credit Loans to be made.

     Section 3.3 FINANCIAL COVENANT. The Borrower shall not permit, measured as at any Reporting Date, the sum of (i) Actual Net Availability PLUS (ii) the Unfunded EGI Commitments MINUS Excess AP to be less than $300,000; it being understood that a breach of this financial covenant shall, without the necessity of any further action by any party, automatically constitute an Event of Default under the Credit Agreement.

     Section 3.4 RESTRICTION ON CAPITAL EXPENDITURES. During the Thirteenth Amendment Period, the Borrower and the Parent shall not make and shall not permit any Subsidiary of the Borrower or the Parent to make Capital Expenditures that exceed $425,000 in the aggregate.

     Section 3.5 RESTRICTIONS ON ACH TRANSFERS AND ISSUANCE OF CHECKS. The Borrower and the Parent shall not and shall not permit any Subsidiary of the Borrower or the Parent to conduct an ACH transfer or issue any check unless there are sufficient funds in the general ledger, there is sufficient availability under the Credit Agreement or there is otherwise a reasonable anticipation that such availability will exist when presented for payment.

     Section 3.6 FINANCIAL REPORTING REQUIREMENTS. The Borrower hereby agrees to provide to the Agent and the Banks on each Reporting Date during the Reporting Period a 13-week cash flow forecast and the following information: (a) Actual Net Availability, (b) Excess AP, (c) the dollar amount of accounts payable,
(d) the amount of Unfunded EGI Commitments, (e) Capital Expenditures made during the Reporting Period, (f) the weighted average days outstanding of accounts payable and (g) such other information as the Agent may request. Each 13-week cash flow forecast and all other information required to be provided pursuant to this Section 3.6 shall be certified by the Borrower's Chief Financial Officer.

     Section 3.7 EXTENSION FEE. The Borrower hereby agrees that on August 1, 2002, it shall pay to the Agent, for the ratable benefit of the Banks (and the Guarantors guarantee the payment of), an extension fee in an amount equal to $200,000 (the "EXTENSION FEE"), PROVIDED, HOWEVER, in the event the Obligations are paid in full in cash on or before August 1, 2002 the Extension Fee shall be waived. The Extension Fee shall be deemed earned in full on the Effective Date.

     Section 3.8 WAIVER OF DEFAULT INTEREST AND PORTION OF AMENDMENT FEE. The Agent and the Banks hereby agree to waive Default Interest (as such term was defined in the Twelfth Amendment) and a portion of the Amendment Fee in an amount equal to $175,000. Accordingly, the Borrower remains obligated to pay, on May 1, 2002, a portion of the Amendment Fee in an amount equal to $400,000 (the "MODIFIED AMENDMENT FEE").

     Section 3.9 PAYMENT OF AMENDMENT FEE, INTEREST, AGENT FEE AND COMMITMENT FEE. The Borrower hereby agrees that, in connection with its Loan Request made on April 30, 2002 in an amount equal to $3,600,000, the Agent may retain an amount equal to $1,398,055.76 for payment in full of (i) accrued and unpaid interest through and including April 30, 2002 in an amount equal to $967,164.53,
(ii) the Agent fee due and owing pursuant to Section 6.2 of the Credit Agreement in an amount equal to $25,000, (iii) the accrued but unpaid Commitment Fee through and including April 30, 2002 in an amount equal to $5,891.23 and (iv) the Modified Amendment Fee in an amount equal to $400,000.

     Section 3.10 CROSS-DEFAULT. To the extent that EGI (01) defaults in any of its obligations under the Participation Agreement, including, without limitation, Section 3 thereof, such default shall, without

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the necessity of any further action by any party, automatically constitute an
Event of Default under the Credit Agreement.

     Section 3.11 AGREEMENTS DEEMED AGREEMENTS UNDER THE CREDIT AGREEMENT. For purposes of the Credit Agreement, the agreements of the Borrower contained in this Thirteenth Amendment shall be deemed to be, and shall be, agreements under the Credit Agreement. Without limiting the foregoing sentence, if the Borrower breaches any provision contained in this Article IV or in Section 8.2 hereof, or should any representation or warranty set forth in Section 7.1 be untrue, then such event shall, without the necessity of any further action by any party, automatically constitute an Event of Default.

                                   ARTICLE IV
                                     CONSENT

     Notwithstanding anything to the contrary contained in Section 11.5.2 of the Credit Agreement, subject to the terms and conditions set forth herein, the Agent and the Banks hereby consent to the Arizona Lease Modification, and, in connection therewith, the Agent and the Banks hereby agree to release of all their security interests in the assets located in the Arizona Angelo & Maxies Restaurant.

                                    ARTICLE V
                                 EFFECTIVE DATE

     This Thirteenth Amendment shall become effective as of the date on which
(i) the Agent has received (a) counterparts to this Thirteenth Amendment, duly executed and delivered by the Borrower, the Parent, the Subsidiary Guarantors, the Agent and each of the Banks and (b) payment in full in cash of the invoiced and unpaid fees and expenses of the Agent's professionals and (ii) EGI acknowledges and agrees, in writing, in a form substantially similar to Annex B attached hereto, that its obligation to purchase junior and subordinated participating interests in Revolving Credit Loans under the terms of the Participation Agreement has been extended to and including August 30, 2002.

                                   ARTICLE VI
                                 INTERPRETATION

     Section 6.1 CONTINUING EFFECT OF THE CREDIT AGREEMENT. The Borrower, each Subsidiary Guarantor, the Agent and each Bank hereby acknowledges and agrees that the Credit Agreement shall continue to be and shall remain unchanged and in full force and effect in accordance with its terms, except as expressly modified hereby.

     Section 6.2 NO WAIVER. Nothing contained in this Thirteenth Amendment shall be construed or interpreted or is intended as a waiver of any Default or Event of Default, or of any rights, powers, privileges or remedies that the Agent or the Banks have or may have under the Credit Agreement, the Security Documents, any other Loan Document or related document or applicable law on account of such Default or Event of Default, except as expressly provided herein.

                                   ARTICLE VII
                                  MISCELLANEOUS

     Section 7.1 REPRESENTATION AND WARRANTIES. (a) The representations and warranties contained in Section 9 of the Credit Agreement are true and correct at and as of the date made and as of the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by this Amendment and the other Loan Documents, changes which have been disclosed to the Agent and the Banks prior to the date hereof and changes occurring in the ordinary course of business that singly or in

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the aggregate are not materially adverse, and to the extent that such representations and warranties related expressly to an earlier date.

     (b) Each of the Parent, the Borrower and each Subsidiary Guarantor has performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions hereof, there exists no Default or Event of Default.

     Section 7.2 PAYMENT OF FEES AND EXPENSES. The Borrower hereby agrees to pay or reimburse the Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and execution of this Thirteenth Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Agent. In furtherance of the provisions of this
Section 7.2 and Section 18.1 of the Credit Agreement, the Borrower hereby agrees that the Agent shall be entitled, upon one Business Day's written notice to the Borrower, to debit any account of the Borrower to collect costs and expenses to which the Agent is entitled pursuant to Sections 7.2 and 18.1 of the Credit Agreement.

     Section 7.3 COUNTERPARTS. This Thirteenth Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     Section 7.4 THIRTEENTH AMENDMENT AS LOAN DOCUMENT. For purposes of the Credit Agreement, this Thirteenth Amendment shall be deemed to be, and shall constitute a Loan Document.

     Section 7.5 INTEGRATION. The Loan Documents, including the Credit Agreement as amended hereby, and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby.

     Section 7.6 GOVERNING LAW. THIS THIRTEENTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS THIRTEENTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

     Section 7.7 CONFIRMATION OF INDEBTEDNESS. The Borrower hereby confirms and acknowledges that, as of the Effective Date, the Borrower is truly and justly indebted to the Banks, without defense, counterclaim or offset of any kind, in respect of Loans and Letters of Credit in the aggregate principal amount of $30,214,500.

     Section 7.8 RATIFICATION OF GUARANTY. By its signature below, the Parent and each Subsidiary Guarantor hereby acknowledges this Thirteenth Amendment and agrees that the applicable Guarantee from such Guarantor in favor of the Agent for the benefit of the Agent and the Banks and all other Loan Documents to which such Guarantor is a party remains in full force and effect, and each such Guarantor hereby confirms and ratifies all of its obligations thereunder.

     Section 7.9 WAIVER AND RELEASE. The Parent, the Borrower and each Subsidiary Guarantor hereby releases, waives, and forever relinquishes all claims, demands, obligations, liabilities and causes of action of whatever kind or nature, whether known or unknown, which any of them have, may have, or might assert at the time of execution of this Thirteenth Amendment or in the future against the Agent, the Banks and/or their respective parents, affiliates, and each of the participants, officers, directors, employees, agents, attorneys, accountants, consultants, successors and assigns of any of the foregoing, directly or indirectly, which occurred, existed, was taken, permitted or begun prior to the Effective Date, arising out of, based upon, or in any manner connected with (a) any transaction, event, circumstance,

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action, failure to act or occurrence of any sort or type, whether known or unknown, with respect to the Credit Agreement, the Security Documents, any other related documents and/or the administration thereof or the obligations created thereby; (b) any discussions, commitments, negotiations, conversations or communications with respect to the refinancing, restructuring or collection of any obligations related to the Credit Agreement, the Security Documents, any other related document and/or the administration thereof or the obligations created thereby, or (c) any matter related to the foregoing.

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     IN WITNESS WHEREOF, the parties hereto have caused this Thirteenth
Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

                                       CHART HOUSE, INC.

                                       By: /s/ Kenneth R. Posner
                                          --------------------------------
                                          Title: President

                                       FLEET NATIONAL BANK
                                       (f/k/a BankBoston, N.A.),
                                       as Agent and a Lender


                                       By: /s/ Corrine Barrett
                                          --------------------------------
                                          Title: S.V.P.


                                       BNP PARIBAS, as a Lender


                                       By: /s/ Amy Kirschner
                                          --------------------------------
                                          Title: Director


                                       By: /s/ Fletcher Duke
                                          --------------------------------
                                          Title: Director


                                       ING (U.S.) CAPITAL LLC, as a Lender


                                       By: /s/ Marilyn Densel - Fulton
                                          --------------------------------
                                          Title: Director

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                                       ACKNOWLEDGED AND AGREED:


                                       CHART HOUSE ENTERPRISES, INC.
                                       as Parent


                                       By: /s/ Kenneth R. Posner
                                          --------------------------------
                                          Title: President


                                       CHART HOUSE ENTERPRISES OF IDAHO,
                                       INC., as a Subsidiary Guarantor


                                       By: /s/ Kenneth R. Posner
                                          --------------------------------
                                          Title:


                                       CHART HOUSE ENTERPRISES OF PUERTO
                                       RICO, INC., as a Subsidiary Guarantor


                                       By: /s/ Kenneth R. Posner
                                          --------------------------------
                                          Title: President


                                       CHART HOUSE OF ANNAPOLIS, INC., as a
                                       Subsidiary Guarantor


                                       By: /s/ Kenneth R. Posner
                                          --------------------------------
                                          Title: President


                                       CHART HOUSE OF MARYLAND, INC., as a
                                       Subsidiary Guarantor


                                       By: /s/ Kenneth R. Posner
                                          --------------------------------
                                          Title: President

                                       CHART HOUSE ACQUISITION, INC., as a
                                       Subsidiary Guarantor


                                       By: /s/ Kenneth R. Posner
                                          --------------------------------
                                          Title: President


                                       BIG WAVE, INC., as a Subsidiary Guarantor


                                       By: /s/ Kenneth R. Posner
                                          --------------------------------
                                          Title: President


                                       CORK 'N CLEAVER, INC., as a Subsidiary
                                       Guarantor


                                       By: /s/ Kenneth R. Posner
                                          --------------------------------
                                          Title: President


                                       ANALOS COMPANY, as a Subsidiary
                                       Guarantor


                                       By: /s/ Kenneth R. Posner
                                          --------------------------------
                                          Title: President


                                       WEST 52nd STREET, INC., as a Subsidiary
                                       Guarantor


                                       By: /s/ Kenneth R. Posner
                                          --------------------------------
                                          Title: President


                                       CHART HOUSE ACQUISITION OF
                                       NEVADA, INC., as a Subsidiary Guarantor


                                       By: /s/ Kenneth R. Posner
                                          --------------------------------
                                          Title: President

                                       10
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                                       CHART HOUSE ACQUISITION OF
                                       MARYLAND, INC., as a Subsidiary Guarantor


                                       By: /s/ Kenneth R. Posner
                                          --------------------------------
                                          Title: President

                                       11